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                                                                    EXHIBIT 10.1

This instrument prepared by
and when recorded, return to:
Kilpatrick Stockton LLP
1100 Peachtree Street, Suite 2800
Atlanta, Georgia 30309
Attn: Rex R. Veal
Ref: 33979/323331

             CONSENT, RATIFICATION, ASSUMPTION AND RELEASE AGREEMENT

     THIS CONSENT, RATIFICATION, ASSUMPTION AND RELEASE AGREEMENT (this "AGREEMENT") is made effective as of January 6, 2006, by and among Cape Place
(DE), LLC, a Delaware limited liability company, Martin Place (DE), LLC, a Delaware limited liability company, Clayton Place (DE), LLC, a Delaware limited liability company, Macon Place (DE), LLC, a Delaware limited liability company, River Place (DE), LLC, a Delaware limited liability company, Jacksonville Place
(DE), LLC, a Delaware limited liability company, Clemson Place (DE), LLC, a Delaware limited liability company, Troy Place (DE), LLC, a Delaware limited liability company, Murray Place (DE), LLC, a Delaware limited liability company (each a "BORROWER" and collectively, "BORROWERS"), EDR Lease Holdings, LLC, a Delaware limited liability company ("LEASE HOLDINGS"), Cecil M. Philips, an individual and Place Properties, L.P., a Tennessee limited partnership (collectively "ORIGINAL BORROWER PRINCIPAL"), Education Realty Operating Partnership, LP, a Delaware limited partnership ("NEW BORROWER PRINCIPAL"), and LaSalle Bank, National Association, as Trustee under that certain Pooling and Servicing Agreement dated as of February 10, 2005 (the "PSA"), for the Registered Holders of Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust 2005-GG3 Commercial Mortgage Pass-Through Certificates, Series 2005-GG3 ("NOTEHOLDER").

                                    RECITALS:

     A. Borrowers executed and delivered to the order of Greenwich Capital Financial Products, Inc. ("LENDER"), a certain Promissory Note dated December 3, 2004 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "NOTE"), in the stated principal amount of $98,660,000.00 which Note evidences a loan (the "LOAN") made by Lender to Borrowers. To secure the repayment of the Note, Borrowers, among other things, executed and delivered various mortgages and deeds of trust as set forth on Exhibit A hereto (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, collectively the "SECURITY INSTRUMENT"), that granted liens on certain properties and rights all more particularly described in the Security Instrument (each a "PROPERTY" and collectively the "PROPERTIES"). Borrowers are liable for the payment and performance of all of Borrowers' obligations under the Note, the Security Instrument and all other documents evidencing, securing, guaranteeing or otherwise pertaining to the Loan (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "LOAN DOCUMENTS") including, without limitation, those documents listed on Exhibit B attached hereto and incorporated herein by reference as though fully set forth herein. The term Loan Documents for

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the purposes of this Agreement shall also be deemed to include the Environmental
Indemnity Agreement (as defined in Exhibit B) and the Guaranty Agreement (as defined in Exhibit B).

     B. Each of the Loan Documents has been duly assigned or endorsed to Noteholder.

     C. Noteholder, as the holder of the Note and beneficiary under the Security Instrument, has been asked to consent to (i) the conversion (the "CONVERSION") of Clemson Place (DE), LLC into a Delaware limited partnership named "EDR Clemson Place Limited Partnership"; (ii) the transfer of 100% of the membership interests and limited partnership interests, as applicable, in Borrowers and EDR Clemson Place, GP, LLC, the general partner of the converted Clemson Place entity, from Place Mezz Borrower, LLC to New Borrower Principal (the "TRANSFER"); and (iii) the assumption by New Borrower Principal of the obligations of Original Borrower Principal under the Loan Documents (the "ASSUMPTION"). In connection with the Transfer and Assumption, Noteholder has also been asked to consent to certain leases (the "MASTER LEASES"). The Conversion, Transfer, Assumption and Master Leases are sometimes referred to herein collectively as the "TRANSACTIONS". In conjunction with the Transactions there will be a pay off of certain subordinate mezzanine debt which is not being assumed by New Borrower Principal.

     D. Noteholder has agreed to consent to the Transactions subject to the terms and conditions stated below.

     E. Section 3.08 of the PSA authorizes GMAC Commercial Mortgage Corporation ("MASTER SERVICER"), on behalf of Noteholder, under certain terms and conditions to waive the due on sale clause and facilitate the Transfer and the Assumption and Section 3.20 of the PSA authorizes Master Servicer, on behalf of the Noteholder, under certain terms and conditions to consent to the Master Leases and Conversion. Master Servicer has elected to consent to the Transactions on the terms and conditions set forth in this Agreement. Master Servicer's execution and delivery of this Agreement is binding upon Noteholder pursuant to the PSA.

                                   AGREEMENT:

     In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Noteholder, Borrowers, Original Borrower Principal and New Borrower Principal agree as follows:

     1. Incorporation of Recitals. The foregoing recitals are incorporated herein as a substantive, contractual part of this Agreement.

     2. Ratification and Representations of the Borrowers. The Borrowers hereby acknowledge and ratify each and every one of their obligations under the Loan Documents and acknowledge, represent, certify and warrant to the Noteholder as of the date of this Agreement that:

          (a) There are no defenses, offsets or counterclaims to the Note, the Security Instrument or the other Loan Documents.


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          (b) There are no defaults by the Borrowers under the provisions of the
     Note, the Security Instrument or the other Loan Documents, nor are there any conditions which with the giving of notice or the passage of time or both may constitute a default by the Borrowers under the provisions of the Note, the Security Instrument or the other Loan Documents.

          (c) All provisions of the Note, the Security Instrument and the other Loan Documents are valid, in full force and effect and enforceable in accordance with their terms.

          (d) Except Permitted Encumbrances and other matters permitted by the Security Instrument or subsequently consented to by Master Servicer or Noteholder, there are no subordinate liens of any kind covering or relating to the Mortgaged Property, nor are there any mechanics liens or liens for unpaid taxes or assessments encumbering the Properties, nor has notice of a lien or notice of intent to file a lien been received.

          (e) All improvements to the Property and the use or uses of the Mortgaged Property comply with all applicable statutes, rules and regulations, including all applicable statutes, rules and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, access for the disabled, environmental protection, zoning and land use, and the improvements on the Mortgaged Property comply with, and shall remain in compliance with, applicable health, fire, and building codes, except to the extent of any failures to so comply, individually or in the aggregate, that would not have a material adverse effect on the Borrowers, the Properties, the security provided by the Properties or the use, operation or value of the Properties. There has not been and there is no evidence of any illegal activities relating to controlled substances on the Properties. All required permits, licenses and certificates for the lawful use and operation of the Properties, including, but not limited to, certificates of occupancy, licenses, or the equivalent, have been obtained and are current and in full force and effect, except to the extent of any failures to possess such permits, licenses or certificates, individually or in the aggregate, that would not have a material adverse effect on the Borrowers, the Properties, the security provided by the Properties or the use, operation or value of the Properties.

          (f) The Properties have not been damaged by fire, water, wind or other cause of loss, or any previous damage to the Properties has been fully restored. Excepting ordinary wear and tear, the Properties and improvements thereon are substantially in the same condition as they were on December 3, 2004.

          (g) The Borrowers have furnished to the Noteholder all insurance policies and certificates required pursuant to the Loan Documents.

          (h) Neither the Borrowers, the Original Borrower Principal nor the New Borrower Principal is currently (a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding, nor to their best knowledge has any such proceeding been instituted against them; or (b) the subject of any


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     judgment unsatisfied of record or docketed in any court of the state in which the any Property are located or in any other court located in the United States.

          (i) No part of any Property has been taken in condemnation or other like proceeding to an extent which would impair the value of such Property, the Security Instrument or the Loan or the usefulness of such Property for the purposes contemplated, nor is any proceeding pending, threatened or, to Borrowers' knowledge, known to be contemplated for the partial or total condemnation or taking of any Property.

          (j) No person, party, firm or corporation has any possessory interest in any Property or right to occupy the same except under and pursuant to the provisions of any existing leases by and between tenants and a Borrower. To the best knowledge of Borrowers, if and when a Borrower has been requested to do so pursuant to the Security Instrument, true and complete copies of leases have been provided to the Master Servicer and/or the Noteholder.

          (k) The Borrowers do not own any real property or assets other than the Properties and do not operate any business other than the management and operation of the Properties.

          (l) The Borrowers have filed all federal, state, county and municipal tax returns required to have been filed by each Borrower, and have paid all taxes which have become due pursuant to such returns or to any notice of assessment received by a Borrower, and the Borrowers have no knowledge of any basis for additional assessment with respect to such taxes. There are not presently pending any special assessments against any Property or any part thereof.

          (m) No material adverse change in the financial condition of the Borrowers have occurred between the date of the latest financial statement which was furnished to the Noteholder relating to Borrowers and the date hereof.

          (n) The financial statements of the Borrowers (and those of its principals) furnished to the Noteholder pursuant to the request for consent to the Transfer, reflect a consolidated net worth of the Borrower as of the date thereof.

          (o) After the Transfer, the Borrowers will have sufficient working capital, including cash flow from the Mortgaged Property, not only to adequately maintain the Properties, but also to pay all of the Borrowers' outstanding debts as they come due.

          (p) The Borrowers represent to the Noteholder that there is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of the Borrowers, threatened against any Borrower or any Property before any governmental or administrative body, agency or official which (i) challenges the validity of the Loan Documents or the authority of the Borrowers to enter into the Transfer or this Agreement and thereby become bound by the terms of this Agreement or to perform the transactions contemplated hereby, or (ii) if adversely


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     determined would have a material adverse effect on the occupancy of any
     Property or the business, financial condition or results of operations of the Borrowers or the Properties.

          (q) Since December 3, 2004, there has been no material change in the occupancy of the Properties that has had a material adverse effect on the financial condition of the Borrowers, except for such changes that have been consented to by Noteholder, or the business, financial condition or results of operations of the Borrowers, the Properties or to the best of the Borrowers' knowledge any tenant of any Property.

          (r) The Borrowers understand and intend that the Noteholder will rely upon the acknowledgments, representations, certifications and warranties contained herein. The Borrowers, the New Borrower Principal and the Original Borrower Principal agree that the foregoing representations of the Borrowers are made solely for the benefit of the Noteholder, and are not made for the benefit of and may not be relied upon by any of the other parties to this Instrument, and shall not alter or modify any of the terms of, or the representations and warranties contained in, the existing agreements relating to the Borrowers and the Loan.

     3. New Borrower Principal's Representations and Warranties; Original Borrower's Representations and Warranties. (a)New Borrower Principal represents and warrants to Noteholder as of the date of this Agreement that, to New Borrower Principal's knowledge, the representations made by Borrowers in Section 2 above are true and correct. New Borrower Principal understands and intends that Noteholder will rely on the representations and warranties contained herein. (b) Original Borrower Principal represents and warrants to Noteholder as of the date of this Agreement that, to Original Borrower Principal's knowledge, the representations made by Borrowers in Section 2 above are true and correct. Original Borrower Principal understands and intends that Noteholder will rely on the representations and warranties contained herein.

     4. Consent to Transactions. Noteholder hereby consents to the Transactions and the related payoff of the subordinate mezzanine debt secured by interests in the Borrowers., subject to the terms and conditions set forth in this Agreement. Noteholder's consent to the Transactions is not intended to be and shall not be construed as a consent to any subsequent transfer, assumption, lease or conversion which requires Noteholder's consent pursuant to the terms of the Loan Documents. The foregoing is not a waiver of any other requirement of the Loan and the Loan Documents and applies only to the specific consent granted herein. The granting of such consent and the execution of this Agreement in no way obligates the Noteholder, the Servicer or any subsequent holder of the Note, to grant any future consents or waivers, nor does it establish in any way a pattern or practice of dealing that any Borrower or the New Borrower Principal may rely upon in seeking any other consent or waiver. The consent to the Master Leases is conditioned upon the Master Leases being in the form attached hereto as Exhibit C, Exhibit D and Exhibit E hereto and the consent to the Conversion is conditioned upon the conversion being accomplished by means of the documents in the form of Exhibit F hereto.

     5. Assumption by Lease Holdings of Borrowers Obligations and the Assumption by New Borrower Principal of Liability for the Exceptions to Non-Recourse. Lease Holdings hereby adopts, ratifies and confirms all of the representations, warranties and covenants of Borrowers


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under the Loan Documents as if Lease Holdings was a Borrower named therein, and jointly and severally assumes all liability of Borrowers under the Loan Documents as of the origination date of the Loan. New Borrower Principal hereby adopts, ratifies and confirms all of the representations, warranties and covenants of Original Borrower Principal under the Loan Documents as if New Borrower Principal was the Original Borrower Principal named therein, and jointly and severally assumes all liability of Original Borrower Principal under the Loan Documents as of the origination date of the Loan, including, without limitation, the provisions of the Exceptions to Non-Recourse Guaranty Agreement ( the "GUARANTY") and the Environmental Indemnity Agreement (the "ENVIRONMENTAL INDEMNITY"). Reference in any Loan Document to Original Borrower Principal henceforth shall be deemed to refer to New Borrower Principal. In addition to the foregoing, New Borrower Principal has executed and delivered to Noteholder that certain Exceptions to Non-Recourse Guaranty dated of even date herewith (the "NEW GUARANTY") and that certain Environmental Indemnity Agreement of even date herewith (the "NEW ENVIRONMENTAL INDEMNITY").

     6. Release of Original Borrower Principal. In reliance on Borrowers', Original Borrower Principal's, Lease Holdings' and New Borrower Principal's acknowledgments, representations and warranties in this Agreement and in consideration for releases contained in Section 11 of this Agreement, Noteholder releases Original Borrower Principal from its obligations under the Loan Documents, provided that Original Borrower Principal is not released from any liability pursuant to this Agreement or any of the Loan Documents including, without limitation, the provisions of the Guaranty or the Environmental Indemnity, for any liability that relates to the period prior to the date hereof regardless of when any environmental hazard or other condition giving rise to any such liability thereunder is discovered. If any material element of the representations and warranties contained herein as the same relate to Original Borrower Principal or, to the knowledge of the Original Borrower Principal, as the same relate to the Borrowers, is false as of the date of this Agreement or in the event Original Borrower Principal takes or causes any other party hereto (other than Noteholder) to take any actions which are in contradiction with the provisions of Section 11 of this Agreement, this release shall be voided and Original Borrower Principal shall be liable as if the release was never granted and, in such event, Original Borrower Principal shall and does hereby indemnify and hold harmless Noteholder for any loss, cost, liability or expense resulting from such breach of representations or warranty or action or omission in violation of Section 11 of this Agreement.

     7. No Impairment of Lien. Nothing set forth herein shall affect the priority or extent of the lien of the Security Instrument or any of the other Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement may become liable, primarily or secondarily, under the Loan Documents. Except as expressly modified hereby, the Note, the Security Instrument, the Loan Agreement and the other Loan Documents remain unchanged, are hereby ratified and reaffirmed in all respects and shall remain in full force and effect, and this Agreement shall have no effect on the priority or validity of the liens, operation and effect of the Security Instrument and the other Loan Documents, all of which are incorporated herein by reference. Nothing herein shall be construed to constitute a novation of the Loan or of any of the Loan Documents.


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     8. Costs. Borrowers agree to pay all fees and costs (including reasonable attorneys' fees) incurred by Noteholder in connection with Noteholder's consent to and approval of the Transactions and a transfer fee equal to one half of one percent (0.5%) of the outstanding principal balance of the Loan which is required to be paid by Borrowers to Noteholder in consideration of the consent to the Transfer and to the Assumption.

     9. Financial Information. Borrowers and New Borrower Principal represent and warrant to Noteholder that all financial information and information regarding the management capability of Borrowers and New Borrower Principal provided to Noteholder was true and correct as of the date provided to Noteholder and remains materially true and correct as of the date of this Agreement.

     10. Addresses. Borrowers' and New Borrower Principal's address for notice hereunder and under the Loan Documents is:

          For each Borrower:

          c/o Education Realty Operating Partnership, LP
          530 Oak Court Drive
          Suite 300
          Memphis, Tennessee 38117
          Attention: Paul O. Bower

          For New Borrower Principal:

          Education Realty Operating Partnership, LP
          530 Oak Court Drive
          Suite 300
          Memphis, Tennessee 38117
          Attention: Paul O. Bower

     11. Complete Release. Borrowers, Original Borrower Principal and New Borrower Principal hereby jointly and severally, unconditionally and irrevocably release and forever discharge Lender, Noteholder and Master Servicer and their respective successors, assigns, agents, directors, officers, employees and attorneys, and each current or substitute trustee, if any, under the Security Instrument (collectively, "INDEMNITEES") from all Claims (as defined below). Original Borrower Principal agrees to indemnify Indemnitees and defend and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character incurred by or asserted against Indemnitees in connection with Claims or the Transactions, but only to the extent that such claims, losses, causes of action, costs and expenses arise out of or are in any way connected with or result from the acts, actions or omissions of Original Borrower Principal. Borrowers agree to indemnify Indemnitees and defend and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character incurred by or asserted against Indemnitees in connection with Claims or the Transactions, but only to the extent that such claims, losses, causes of action, costs and expenses


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arise out of or are in any way connected with or result from the acts, actions or omissions of a Borrower. New Borrower Principal agrees to indemnify Indemnitees and defend and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character incurred by or asserted against Indemnitees in connection with Claims or the Transactions but only to the extent that such claims, losses, causes of action, costs and expenses arise out of or are in any way connected with or result from the acts, actions or omissions of New Borrower Principal.

     As used in this Agreement, the term "CLAIMS" shall mean any and all possible claims, demands, actions, fees, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which a Borrower, Original Borrower Principal, or any of their respective partners, limited partners, members, officers, directors, shareholders, agents or employees may now or hereafter have against Indemnitees, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, regulations or otherwise, arising out of or relating to the Loan or any of the Loan Documents including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees or assumption fees, any breach of fiduciary commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental or emotional distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advance, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law. Borrowers, Original Borrower Principal and New Borrower Principal agree that Noteholder has no fiduciary or similar obligations to any of such parties and that their relationship is strictly that of creditor and debtor. This release is accepted by Noteholder pursuant to this Agreement and shall not be construed as an admission of liability on the part of any party hereto. Borrowers, Original Borrower Principal and New Borrower Principal hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claims to any other person.

     12. Usury. It is expressly stipulated and agreed to be the intent of all of the parties hereto at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with the Note and the Loan (or applicable United States federal law to the extent that it permits Noteholder to contract for, charge, take, reserve or receive a greater amount of interest payable on or in connection with the Note and the Loan than under applicable law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note or under the Security Instrument, this Agreement or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Loan, or if any Borrower has paid any interest in excess of that permitted by law, then it is the


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express intent of all of the parties that all excess amounts theretofore collected by Noteholder or Lender be credited to the then outstanding principal balance of the Note (or, if the Note has been or would thereby be paid in full, any surplus refunded to such Borrower), and the provisions of the Note, this Agreement, the Security Instrument and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with such applicable law but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Noteholder does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender or Noteholder for the use, forbearance or detention of the indebtedness evidenced by the Note or other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread through the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling. Notwithstanding any provision contained in the Note, the Security Instrument, this Agreement or in any of the other Loan Documents, as amended herein, that permits the compounding of interest including, without limitation, any provision by which any of the accrued interest is added to the principal amount of the Note, the total amount of interest that Borrowers are obligated to pay and Noteholder is entitled to receive with respect to the Loan shall not exceed the amount calculated on a simple (i.e., non-compounded) interest basis at the maximum rate allowed by applicable law on principal amounts actually advanced to or for the account of Borrowers, including all current and prior advances and any advances made pursuant to the Security Instrument, this Agreement or the other Loan Documents, as amended herein (including, but not limited to, the payment of taxes, insurance premiums and the like). The provisions of the Note and the other Loan Documents limiting the amount of interest which may be contracted for, charged or received on the indebtedness evidenced thereby and dealing with the rights and duties of the parties with respect to the charging or receiving of interest in excess of the maximum rate, are hereby incorporated in this Agreement by reference as though fully set forth herein. To the extent permitted by law, Borrowers, Original Borrower Principal and New Borrower Principal hereby waive and release all claims and defenses based upon usury in connection with the execution and delivery of the Note and the other Loan Documents and the borrowing of the funds represented by the Loan.

     13. Further Assurances. Borrowers, Original Borrower Principal and New Borrower Principal agree to perform such other and further acts, and to execute such additional documents, agreements, notices or financing statements, as Noteholder deems necessary or desirable from time to time to create, preserve, continue, perfect, validate or carry out any of Noteholder's rights under this Agreement and/or the other Loan Documents.

     14. Miscellaneous.

          (a) This Agreement shall be construed according to and governed by the laws of the State of New York without regard to its conflicts of law principles.


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

          (b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

          (c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

          (d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

          (e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.

          (f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

          (g) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          (h) THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS AS SET FORTH IN
     SECTION 11 HEREOF.

     15. Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies including, without limitation, the right to contribution, which Noteholder may have against any Borrower, Original Borrower Principal, New Borrower Principal or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42, U.S.C. Section 9601, et. seq.), as it may be amended from time to time, any successor statute thereto or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

     16. Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Borrowers shall comply with all Requirements of Law relating to money laundering, anti-terrorism, trade embargos and economic sanctions now or hereafter in effect. Upon Noteholder's request from time to time during the term of the Loan, Borrower shall certify in writing to Noteholder that Borrowers' representations, warranties and obligations under this Section 16 remain true and correct and have not been breached. Borrowers shall immediately notify Noteholder in writing if any of such representations, warranties or covenants are no longer true or have been breached or if any Borrower has reasonable basis to believe that they may no longer be true or have been breached. In connection with such an event, Borrowers shall comply with all Requirements of Law and directives of Governmental Authorities and, at Noteholder's request, provide to Noteholder copies of all notices, reports and other communications exchanged with or received from Governmental Authorities relating to such an event. Borrowers shall also reimburse Noteholder any expense incurred by Noteholder in evaluating the effect of such an event on the Loan and Noteholder's interest in the collateral for the Loan, in obtaining any necessary license from Governmental Authorities as may be necessary for Noteholder to enforce its rights under the Loan Documents, and in complying with all Requirements of Law applicable to Noteholder as the result of the existence of such an event and for any penalties or fines imposed upon Noteholder as a result thereof. Further, Borrowers shall immediately notify Noteholder in writing if any future tenant of the Property (i) is identified on the OFAC List, or (ii) is a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction or other prohibition of United States law, regulation or Executive Order of the President of the United States. For purposes of this Section 16, the following definitions shall apply:

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial or administrative functions of or pertaining to such government.

     "OFAC List" means the list of specially designated nationals and blocked Persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any Requirements of Law including, without limitation, trade embargo, economic sanctions or other prohibitions imposed by Executive Order of the President of the United States. The OFAC List currently is accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.

     "Requirements of Law" means (a) the organizational documents of an entity, and (b) any law, regulation, ordinance, code, decree, treaty, ruling or determination of an arbitrator, court or other Governmental Authority or any Executive Order issued by the President of the United States, in each case applicable to or binding upon such Person or to which such Person any of its property or the conduct of its business is subject including, without limitation, laws, ordinances and regulations pertaining to the zoning, occupancy and subdivision of real property.

     "Person" means an individual, partnership, limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     17. Modification. Notwithstanding anything to the contrary in the Loan Documents, in the event of a default under that certain lease dated of even date herewith between New Borrower Principal and Place Portfolio Lessee, LLC, then Borrowers and/or New Borrower Principal, as applicable, shall be permitted without Noteholder's prior written consent to terminate such lease pursuant to and in accordance with the terms thereof and the related management agreements with Place Management Group, LLC, also dated of even date herewith and enter into new management agreements with Allen & O'Hara Education Services, Inc. ("AOES") provided, (i) AOES. is at such time a wholly owned subsidiary of EROP;
(ii) Borrowers and/or EROP give Noteholder written notice of the exercise of such rights contemporaneously with the exercise of such rights; and (iii) subject to the terms and conditions of the Loan Documents: (A) the terms of such management agreements are subject to

Noteholder approval and (B) the appointment of AOES as manager of the Properties shall be conditional and subject to termination until such time as Noteholder has reviewed and approved the new management agreements, consented in writing to the appointment of AOES as manager and received at Borrowers' expense a confirmation from each rating agency rating any securities issued pursuant to the PSA that the appointment of AOES is acceptable to each such rating agency. Subject to any limitations in the Loan Documents with respect to Noteholder's right to approve a change in property manager, Borrowers and/or EROP may be required to replace AOES with a property manager unaffiliated with Borrowers or EROP reasonably acceptable to Noteholder and EROP.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written, with the intent that this shall be deemed an instrument under seal.

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        NEW BORROWER PRINCIPAL:

                                        Education Realty Operating Partnership,
                                        LP, a Delaware limited partnership

                                        By: Education Realty OP GP, Inc., a
                                            Delaware corporation, its general
                                            partner


                                        By: /s/ PAUL O. BOWER
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as President of Education Realty OP GP, Inc. the general partner of Education Realty Operating Partnership, LP, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.
                                        /s/  CHARLENE B. DENHAM
   [Charlene B. Denham                  ----------------------------------------
    Notary Public                       Notary Public
    Dekalb County, Georgia
    Expires May 8, 2008]
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        BORROWERS:

                                        CAPE PLACE (DE), LLC,
                                        a Delaware limited liability company


                                        By: /s/ PAUL O. BOWER
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                              Its Manager

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as Manager of Cape Place (DE), LLC, a Delaware LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.
                                        /s/ CHARLENE B. DENHAM
     [Charlene B. Denham                ----------------------------------------
      Notary Public                     Notary Public
      Dekalb County, Georgia
      Expires May 8, 2008]              (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        CLAYTON PLACE (DE), LLC,
                                        a Delaware limited liability company


                                        By: /s/ PAUL O. BOWER
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                              Its Manager

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as Manager of Clayton Place (DE), LLC, a Delaware LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.
                                        /s/ CHARLENE B. DENHAM
     [Charlene B. Denham                ----------------------------------------
      Notary Public                     Notary Public
      Dekalb County, Georgia
      Expires May 8, 2008]              (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        CLEMSON PLACE (DE), LLC,
                                        a Delaware limited liability company


                                        By:  /s/ PAUL O. BOWER
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                              Its Manager

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as Manager of Clemson Place (DE), LLC, a Delaware LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.
                                        /s/ CHARLENE B. DENHAM
     [Charlene B. Denham                ----------------------------------------
      Notary Public                     Notary Public
      Dekalb County, Georgia
      Expires May 8, 2008]
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        JACKSONVILLE PLACE (DE), LLC,
                                        a Delaware limited liability company


                                        By: /s/ PAUL O. BOWER
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                              Its Manager

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as Manager of Jacksonville Place
(DE), LLC, a Delaware LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.
                                        /s/ CHARLENE B. DENHAM
     [Charlene B. Denham                ----------------------------------------
      Notary Public                     Notary Public
      Dekalb County, Georgia
      Expires May 8, 2008]
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        MACON PLACE (DE), LLC,
                                        a Delaware limited liability company


                                        By: /s/ PAUL O. BOWER
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                              Its Manager

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as Manager of Macon Place (DE), LLC, a Delaware LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.
                                        /s/ CHARLENE B. DENHAM
     [Charlene B. Denham                ----------------------------------------
      Notary Public                     Notary Public
      Dekalb County, Georgia
      Expires May 8, 2008]
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        MARTIN PLACE (DE), LLC,
                                        a Delaware limited liability company


                                        By: /s/ Paul O. Bower
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                              Its Manager

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as Manager of Martin Place (DE), LLC, a Delaware LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.
                                        /s/ Charlene B. Denham
   [Charlene B. Denham                  ----------------------------------------
    Notary Public                       Notary Public
    Dekalb County, Georgia
    Expires May 8, 2008]
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        MURRAY PLACE (DE), LLC,
                                        a Delaware limited liability company


                                        By: /s/ Paul O. Bower
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                              Its Manager

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as Manager of Murray Place (DE), LLC, a Delaware LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.
                                        /s/ Charlene B. Denham
   [Charlene B. Denham                  ----------------------------------------
    Notary Public                       Notary Public
    Dekalb County, Georgia
    Expires May 8, 2008]
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        RIVER PLACE (DE), LLC,
                                        a Delaware limited liability company


                                        By: /s/ Paul O. Bower
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                              Its Manager

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as Manager of River Place (DE), LLC, a Delaware LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.
                                        /s/ Charlene B. Denham
   [Charlene B. Denham                  ----------------------------------------
    Notary Public                       Notary Public
    Dekalb County, Georgia
    Expires May 8, 2008]
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        TROY PLACE (DE), LLC,
                                        a Delaware limited liability company


                                        By: /s/ PAUL O. BOWER
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                              Its Manager

STATE OF GEORGIA
         ----------------------
COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as Manager of Troy Place (DE), LLC, a Delaware LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.

   [Charlene B. Denham                  /s/ CHARLENE B. DENHAM
    Notary Public                       ----------------------------------------
    Dekalb County, Georgia              Notary Public
    Expires May 8, 2008]

                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        LEASE HOLDINGS:

                                        EDR LEASE HOLDINGS, LLC, a Delaware
                                        limited liability company

                                        By: Education Realty Operating
                                            Partnership, LP, a Delaware limited
                                            partnership, its managing member

                                        By: Education Realty OP GP, Inc., a
                                            Delaware corporation, its general
                                            partner


                                        By: /s/ PAUL O. BOWER
                                            ------------------------------------
                                            Paul O. Bower, President

STATE OF GEORGIA
         ----------------------

COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Paul O. Bower as President of Education Realty OP GP Inc., a Delaware Corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        /s/ CHARLENE B. DENHAM
   [Charlene B. Denham                  ----------------------------------------
    Notary Public                       Notary Public
    Dekalb County, Georgia
    Expires May 8, 2008]
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        ORIGINAL BORROWER PRINCIPAL:

                                        PLACE PROPERTIES, L.P., a Tennessee
                                        limited partnership

                                        By: Place Collegiate Properties Co., its
                                            general partner


                                        By: /s/ CECIL M. PHILLIPS
                                            ------------------------------------
                                            Cecil M. Phillips, President
STATE OF GEORGIA
         ----------------------

COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Cecil M. Phillips as President of Place Collegiate Properties Co., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.


   [Charlene B. Denham                  /s/ CHARLENE B. DENHAM
    Notary Public                       ----------------------------------------
    Dekalb County, Georgia              Notary Public
    Expires May 8, 2008]
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                        /s/ CECIL M. PHILLIPS
                                        ----------------------------------------
                                        Cecil M. Phillips

STATE OF GEORGIA
         ----------------------

COUNTY OF FULTON
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Cecil M. Phillips, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same, and that by his signature on the instrument intended to be bound thereby.

     WITNESS my hand and official seal.


   [Charlene B. Denham                  /s/ CHARLENE B. DENHAM
    Notary Public                       ----------------------------------------
    Dekalb County, Georgia              Notary Public
    Expires May 8, 2008]p
                                        (SEAL)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                        NOTEHOLDER:

                                        LaSalle Bank, National Association., as
                                        Trustee under the PSA for the Registered
                                        Holders of Greenwich Commercial Funding
                                        Corp. Commercial Mortgage Trust 2005-GG3
                                        Commercial Mortgage Pass-Through
                                        Certificates, Series 2005-GG3

                                        By: GMAC Commercial Mortgage
                                            Corporation, a California
                                            corporation, as Master Servicer
                                            pursuant to the PSA


                                        By: /s/ John M. Webster
                                            ------------------------------------
                                        Name: John M. Webster
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

STATE OF GEORGIA
         ----------------------

COUNTY OF GWINNETT
          ---------------------

     On January 6, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared John M. Webster as Vice President of GMAC Commercial Mortgage Corporation, as Master Servicer pursuant to the PSA for LaSalle Bank National Association as Trustee under the PSA for the Registered Holders of Greenwich Commercial Funding Corp. Commercial Mortgage Trust 2005-GG3 Commercial Mortgage Pass-Through Certificates, Series 2005-GG3, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        /s/ Jo-Anne Allen
                                        ----------------------------------------
                                        Notary Public

                                        (SEAL)

                                    EXHIBIT A

                                LIST OF MORTGAGES

             OWNER                           DOCUMENT NAME                      RECORDING INFORMATION
             -----                           -------------                      ---------------------

Troy Place (DE), LLC              Mortgage and Assignment of Leases    dated December 3, 2004, and appearing
                                  and Rents, Security Agreement, and   of record in the Office of the Judge of
                                  Fixture filing                       Probate of Pike County, Alabama in
                                                                       Mortgage Book 2004 at Page 11329

Jacksonville Place (DE), LLC      Mortgage                             dated December 13, 2004, recorded in
                                                                       Book 4273, Page 218, Probate Office
                                                                       Calhoun County, Alabama

River Place (DE), LLC             Deed to Secure Debt and Security     dated December 3, 2004, filed of
                                  Agreement                            record, December 30, 2004, recorded in
                                                                       Deed Book 2963, Page 273, Carroll
                                                                       County, Georgia.

Clayton Place (DE), LLC           Deed to Secure Debt and Security     dated December 3, 2004, filed of record
                                  Agreement                            December 8, 2004, recorded in Deed Book
                                                                       7914, page 561, Clayton County, Georgia.

Macon Place (DE), LLC             Deed to Secure Debt, Assignment of   dated December 3, 2004, filed on
                                  Leases and Rents and Fixture         December 9, 2004 in Deed Book 6431,
                                  filings                              page 363 Clerk's office, Bibb County,
                                                                       Georgia

Murray Place (DE), LLC            Mortgage and Absolute Assignment     dated December 3, 2004, recorded in
                                  of Rents and Leases and Security     Book 574, page 549, Office of the Clerk
                                  Agreement (and fixture filing)       of Calloway County, Kentucky

Cape Place (DE), LLC              Deed of Trust                        to A.M. Spradling, trustee for
                                                                       Greenwich Capital Financial Products,
                                                                       Inc., dated December 3, 2004, and
                                                                       recorded December 8, 2004, as document
                                                                       # 2004-18639, land records of Cape
                                                                       Girardeau County, Missouri

Clemson Place (DE), LLC           Mortgage, Assignment of Leases and   to Greenwich Capital Financial Products
                                  Rents                                dated December 3, 2004 recorded
                                                                       December 17, 2004 in Mortgage Book 2835
                                                                       at Page 1, Pickens County Records,
                                                                       South Carolina.

Martin Place (DE), LLC            Deed of Trust                        in Book T591, Page 375 recorded in
                                                                       Register's Office of Weakley County,
                                                                       Tennessee.

                                    EXHIBIT B

                                 LOAN DOCUMENTS

     (i) Promissory Note dated December 3, 2004 made by Borrowers and payable to Lender in the stated principal amount of $98,660,000.00 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "NOTE").

     (ii) Deed of Trust and Security Agreement dated December 3, 2004 made by Borrowers for the benefit of Lender (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "SECURITY INSTRUMENT") and recorded as set forth on Schedule 1 to this Exhibit B.

     (iii) Assignment of Leases and Rents dated December 3, 2004 made by [Borrower] for the benefit of Lender (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "ASSIGNMENT OF LEASES AND RENTS") and recorded in as set forth on Schedule 2 to this Exhibit B.

     (iv) Exceptions to Non-Recourse Guaranty dated December 3, 2004, made by Original Borrower Principal for the benefit of Lender (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "GUARANTY AGREEMENT").

     (v) Environmental Indemnity Agreement dated December 3, 2004 made by Borrowers and Original Borrower Principal for the benefit of Lender (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "ENVIRONMENTAL INDEMNITY AGREEMENT").

     (vi) Loan and Security Agreement dated as of December 3, 2004 between Borrowers and Lender.

     (vii) any and all additional Loan Documents securing or otherwise evidencing or governing the Loan executed by Borrower or Original Borrower Principal.

                                    EXHIBIT B
                                   SCHEDULE 1

                    SECURITY INSTRUMENT RECORDING INFORMATION

                              EXHIBIT B-SCHEDULE 1

             OWNER                           DOCUMENT NAME                      RECORDING INFORMATION
--------------------------------- ------------------------------------  ----------------------------------------
TroyPlace (DE), LLC               Mortgage and Assignment of            dated December 3, 2004, and
                                  Leases and Rents,                     appearing of record in the Office
                                  Security Agreement, and               of the Judge of Probate of Pike
                                  Fixture filing                        County, Alabama in Mortgage
                                                                        Book 2004 at Page 11329

Jacksonville Place (DE),          Mortgage                             dated December 13, 2004,
LLC                                                                    recorded in Book 4273, Page
                                                                       218, Probate Office Calhoun
                                                                       County, Alabama

River Place (DE), LLC             Deed to Secure Debt                  dated December 3, 2004, filed of
                                  and Security Agreement               record, December 30, 2004,
                                                                       recorded in Deed Book 2963,
                                                                       Page 273, Carroll County,
                                                                       Georgia.

Clayton Place (DE),               Deed to Secure Debt and              dated December 3, 2004, filed of
LLC                               Security Agreement                   record December 8, 2004,
                                                                       recorded in Deed Book 7914,
                                                                       page 561, Clayton County,
                                                                       Georgia.

Macon Place (DE), LLC             Deed to Secure Debt,                 dated December 3, 2004, filed on
                                  Assignment of Leases and             December 9, 2004 in Deed Book 6431,
                                  Rents and Fixture filings            page 363 Clerk's office, Bibb County,
                                                                       Georgia

Murray Place (DE),                Mortgage and Absolute                dated December 3, 2004,
LLC                               Assignment of Rents and              recorded in Book 574, page 549,
                                  Leases and Security                  Office of the Clerk of Calloway
                                  Agreement (and fixture               County, Kentucky
                                  filing)

Cape Place (DE), LLC              Deed of Trust                        to A.M. Spradling, trustee for
                                                                       Greenwich Capital Financial
                                                                       Products, Inc., dated December 3,
                                                                       2004, and recorded December 8,
                                                                       2004, as document # 2004-
                                                                       18639, land records of Cape
                                                                       Girardeau County, Missouri

Clemson Place (DE),               Mortgage, Assignment of              to Greenwich Capital Financial
LLC                               Leases and Rents                     Products dated December 3, 2004
                                                                       recorded December 17, 2004 in
                                                                       Mortgage Book 2835 at Page 1,
                                                                       Pickens County Records, South
                                                                       Carolina.

Martin Place (DE), LLC            Deed of Trust                        in Book T591, Page 375 recorded
                                                                       in Register's Office of Weakley
                                                                       County, Tennessee.

                                    EXHIBIT B
                                   SCHEDULE 2

              ASSIGNMENT OF LEASES AND RENTS RECORDING INFORMATION

              OWNER                             DOCUMENT NAME                         RECORDING INFORMATION
              -----                             -------------                         ---------------------
Troy Place (DE), LLC                 Mortgage and Assignment of Leases      dated December 3, 2004, and appearing of
                                     and Rents, Security Agreement, and     record in the Office of the Judge of
                                     Fixture filing                         Probate of Pike County, Alabama in Mortgage
                                                                            Book 2004 at Page 11329

Jacksonville Place (DE), LLC         Assignment of Rents & Leases           dated December 13, 2004, recorded in Book
                                                                            4273, Page 742, Probate Office Calhoun
                                                                            County, Alabama

River Place (DE), LLC                Assignment of Leases and Rents         dated December 3, 2004, filed of record,
                                                                            December 30, 2004, recorded in Deed Book
                                                                            2963, Page 298, Carroll County, Georgia.

Clayton Place (DE), LLC              Assignment of Leases and Rents         dated December 3, 2004, filed of record
                                                                            December 8, 2004, recorded in Deed Book
                                                                            7914, page 589, Clayton County, Georgia.

Macon Place (DE), LLC                Assignment of Leases and Rents         dated December 3, 2004, filed on December
                                                                            9, 2004 in Deed Book 6432, page 1 Clerk's
                                                                            office, Bibb County, Georgia

Murray Place (DE), LLC               Absolute Assignment of Rents and       dated December 3, 2004, recorded in Book
                                     Leases                                 574, page 572, Office of the Clerk of
                                                                            Calloway County, Kentucky

Cape Place (DE), LLC                 Assignment of Leases and Rents         dated December 3, 2004, and recorded
                                                                            December 8, 2004, as document #
                                                                            2004-18640, land records of Cape Girardeau
                                                                            County, Missouri

Clemson Place (DE), LLC              Assignment of Leases and Rents         to Greenwich Capital Financial Products
                                                                            dated December 3, 2004 recorded December
                                                                            17, 2004 in Deed Book 870, Page 178
                                                                            Pickens County Records, South Carolina.

Martin Place (DE), LLC               Assignment of Leases and Rents         in Book T591, Page 404 recorded in
                                                                            Register's Office of Weakley County,
                                                                            Tennessee.

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                                   EXHIBIT C

                                      C-1


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

                                   EXHIBIT D

                                      D-1


                            [Intentionally Omitted]

                                   EXHIBIT E

                            [Intentionally Omitted]

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                                   EXHIBIT F

                                      F-1


                            [Intentionally Omitted]